AFBA 5STAR FUND
ANNUAL REPORT

March 31, 2001

MESSAGE TO OUR SHAREHOLDERS

I am very pleased to present the Annual Report for the AFBA 5Star Funds. I know you are looking forward to hearing about the many developments that have occurred over the past year. However, I would first like to thank you, our shareholders, for your continued support of the AFBA 5Star Fund. We value the trust you have placed in us and we look forward to serving your investment needs for many years to come.

The past twelve months have certainly been interesting. As our fiscal year began in April of 2000, many financial publications were filled with articles on millionaire day traders, the promise of the 'new economy', and the great growthprospects of the latest dot com stock. What a difference a year makes. Today, twelve months later, we are more likely to find an article on the value of diversification or the eulogy for another dot com company.

While the market has experienced enormous changes this past year, our investment philosophy at the AFBA 5Star Fund still remains the same: We search for the securities of quality companies at a reasonable price and buy them for the long-term. This philosophy has served our shareholders well in the past. We feel confident that this philosophy will serve you well in the future.

The AFBA Balanced, Equity, and USA Global Funds all outperformed the S&P 500 Index for the one-year period ending March 31, 2001. Additionally, the AFBA High Yield Fund posted a one-year total return of 13.49% for the same period. Please review the fund performance table on page 3.

Finally, I would like to take this opportunity to thank our investment counsel, Kornitzer Capital Management (KCM), for their hard work in building the portfolios of the AFBA 5Star Funds. I encourage you to read more about KCM's thoughts on the AFBA 5Star Funds in the Portfolio Management Review section of this Annual Report.

As we prepare to begin our fourth year of operations, we remain resolute in our goal to provide you with the best possible service. Should you have any questions or comments on our services, please call us at 1-800-243-9865 or visit our website at www.afba.com.

Sincerely,

C.C. Blanton
Chairman

PORTFOLIO MANAGEMENT REVIEW

We are pleased to report that the AFBA 5Star Funds performed very favorably over the past 12 months. AFBA 5Star Funds also maintained solid returns for the life of the funds, look at our top 10 holdings in each fund, we think you will be impressed.

Taking a long view, we believe that the U.S. economy is sound and will continue to expand over time. As always, the better companies will thrive. As our investors know, we tend not to make major changes in the portfolio content. Our turnover is low. We adhere to a strategy of having a long-term focus on what we own. Our stock selection is driven by a roadmap of trends that we expect to perform well over the next three to five years.

We also believe in the identification of long-term trends. These are trends that our research indicates are developing with a high degree of certainty. We then do fundamental research on industries and companies to find the most attractively valued stocks that we think are going to benefit from these long-term trends. These actions result in a blended portfolio of growth and value stocks.

The sensible way to build wealth over the long-term is consistency. Regularly save money, invest it wisely in instruments that you understand, and avoid temptation to chase the highest current return. It is also important to recognize that the short-term markets can be very volatile. By staying with a long-term, regular investment program, your portfolio will continue to grow.

As always, we want to thank our shareholders for their support and for their referrals of the AFBA 5Star Funds to their friends and family. We look forward to providing quality money management for your investments.

Sincerely,

John C. Kornitzer
President

Kent W. Gasaway
Sr. Vice President

Tom W. Laming
Sr. Vice President

                                         Investment Results - Total Return

                         One Year                  Since                    Life of Fund
                         Ended                     Inception                Cumulative*
AFBA 5Star Fund          3/31/01                   6/3/97 to 3/31/01        3/31/01
-----------------------------------------------------------------------------------------
Balanced Fund            (0.98%)                   6.38%                      26.73%
Equity Fund              (9.97%)                   8.19%                      35.19%
High Yield Fund          13.49%                    4.53%                      18.50%
USA Global Fund         (19.34%)                   8.73%                      37.79%

*Cumulative return is not annualized.

Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

AFBA Five Star Balanced Fund versus Lipper Balanced Fund Index and S&P 500 Index

**unmanaged bond index
*** unmanaged stock index

Average annual total return for the Fund for two years ended March 31, 2001, was 7.81%. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

AFBA Five Star Equity Fund versus S&P 500 Index

**unmanaged stock index

Average annual total return for the Fund for two years ended March 31, 2001, was 7.44%. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

AFBA Five Star High Yield Fund versus Lipper High Yield Bond Fund Index

**unmanaged bond index

Average annual total return for the Fund for two years ended March 31, 2001, was 8.79%. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

AFBA Five Star USA Global Fund versus S&P 500 Index

**unmanaged stock index

Average annual total returns for the Fund for two years ended March 31, 2001, was 11.13%. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

AFBA Five Star Balanced Fund versus Lipper Balanced Fund Index and S&P 500 Index

*inception
**unmanaged bond index
*** unmanaged stock index

Average annual total returns for one year and the life of the Fund (inception June 3, 1997) as of March 31, 2001, were (0.98%) and 6.38%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

AFBA Five Star Equity Fund versus S&P 500 Index

*inception
**unmanaged stock index

Average annual total returns for one year and the life of the Fund (inception June 3, 1997) as of March 31, 2001, were (9.97%) and 8.19%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

AFBA Five Star High Yield Fund versus Lipper High Yield Bond Fund Index

*inception
**unmanaged bond index

Average annual total returns for one year and the life of the Fund (inception June 3, 1997) as of March 31, 2001, were 13.49% and 4.53%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

AFBA Five Star USA Global Fund versus S&P 500 Index

*inception
**unmanaged stock index

Average annual total returns for one year and the life of the Fund (inception June 3, 1997) as of March 31, 2001, were (19.34%) and 8.73%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

AFBA 5STAR BALANCED FUND

SCHEDULE OF INVESTMENTS
March 31, 2001

SHARES  COMPANY                                                 MARKET VALUE
________________________________________________________________________________________

COMMON STOCKS - 63.58%
CONSUMER CYCLICAL 15.68%
        45,000  Argosy Gaming Co.*..........................................$  1,174,500
        30,000  Barnes & Noble, Inc.*.......................................     717,000
        25,000  Carnival Corp...............................................     691,750
         5,000  Devry, Inc.*................................................     150,250
        42,000  Elcor Corp..................................................     587,160
        18,000  Ethan Allen Interiors, Inc..................................     608,040
        20,000  ITT Educational Services, Inc.*.............................     542,000
        15,000  Servicemaster (The) Co......................................     168,450
        24,100  Strayer Education, Inc......................................     843,500

                                                                             5,482,650

CONSUMER STAPLES - 1.14%
        15,000  McDonald's Corp............................................      398,250
           178  Philip Services Corp.*.....................................          601

                                                                                398,851

ENERGY - 3.11%
         1,565  Eagle GeoPhysical, Inc.*...................................            0
        57,000  Frontier Oil Corp.*........................................      438,900
        30,600  ICO, Inc...................................................      599,568
        11,524  Southern Mineral Corp......................................       50,129

                                                                              1,088,597

FINANCIAL - 13.86%
        12,000  American Express Co.    ...................................      495,600
        11,400  Amvescap PLC (a)...........................................      330,600
        15,000  Bank of America Corp.......................................      821,250
        17,000  FleetBoston Financial Corp.................................      641,750
        15,000  J.P. Morgan Chase & Co.....................................      673,500
        10,000  Morgan Stanley Dean Witter & Co............................      535,000
         8,500  PNC Financial Services Group...............................      575,875
        20,500  Stilwell Financial, Inc....................................      549,810
         4,000  Washington Mutual, Inc.....................................      219,000

                                                                              4,842,385

See Accompanying Notes to Financial Statements.

SHARES  COMPANY                                                 MARKET VALUE
________________________________________________________________________________________

COMMON STOCKS (continued)

HEALTH CARE - 7.94%
         8,000  Abbott Laboratories........................................$     377,520
         6,500  American Home Products Corp................................      381,875
         2,000  Amgen, Inc.*...............................................      120,375
        11,000  Bristol-Myers Squibb Co....................................      653,400
         5,000  Johnson & Johnson..........................................      437,350
         6,500  Merck & Co., Inc...........................................      493,350
         8,500  Schering-Plough Corp.......................................      310,505

                                                                              2,774,375

TECHNOLOGY - 18.58%
        10,000  Agilent Technologies, Inc.*................................      307,300
        12,000  Altera Corp.*..............................................      257,250
        12,000  Analog Devices, Inc.*......................................      434,880
        13,000  Applied Materials, Inc.*...................................      565,500
        48,000  Atmel Corp.*...............................................      471,000
        13,000  Cisco Systems, Inc.*.......................................      205,563
        20,000  Dell Computer Corp.*.......................................      513,750
        10,000  Ericsson AB (a)............................................       55,938
        14,000  Intel Corp.................................................      368,375
        17,000  Micron Technology, Inc.....................................      706,010
        14,000  Microsoft Corp.*...........................................      765,625
        25,000  National Semiconductor Corp.*..............................      668,750
        10,000  Nokia Oyj. Corp. (a).......................................      240,000
        12,000  SanDisk Corp.*.............................................      244,500
        11,000  Scientific-Atlanta, Inc....................................      457,490
        10,000  Wind River Systems, Inc.*..................................      232,500

                                                                              6,494,431

TRANSPORTATION SERVICES - 2.52%
        11,500  FedEx Corp.*...............................................      479,320
        22,500  Southwest Airlines Co......................................      399,375

                                                                                878,695

UTILITIES - 0.75%
         4,500  Enron Corp.................................................     261,450

TOTAL COMMON STOCKS.....................................................  22,221,434
(COST $23,159,524)

See Accompanying Notes to Financial Statements.

AFBA 5STAR BALANCED FUND (continued)

SCHEDULE OF INVESTMENTS
March 31, 2001

SHARES  COMPANY                                                 MARKET VALUE
________________________________________________________________________________________

CONVERTIBLE PREFERRED STOCKS - 3.75%
         4,150  Bethlehem Steel Corp......................................$      104,787
        20,000  Bethlehem Steel Corp. .....................................      355,000
         5,000  Fleetwood Capital Trust....................................       81,250
        10,100  K-Mart Financing, Inc. ....................................      413,090
        12,500  TXI Capital Trust, Inc. ...................................      356,875

TOTAL CONVERTIBLE PREFERRED STOCKS...................................   1,311,002
(COST $1,199,084)

CORPORATE BONDS - 27.70%
$       150,000 Adelphia Communications, 10.875% due 10/1/10...............      159,750
        390,000 Adelphia Communications, 9.875% due 3/1/07.................      392,925
        300,000 Argosy Gaming Co., 10.75% due 6/1/09.......................      324,000
        235,000 Callon Petroleum Co., 10.125% due 9/15/02..................      229,713
         80,000 Callon Petroleum Co., 10.25% due 9/15/04...................       78,000
        355,000 Charter Communications Holdings, 11.125% due 1/15/11 (b)...      380,737
         75,000 CMS Energy Corp., 8.50% due 4/15/11........................       74,766
        300,000 Cummins Engine, 6.75% due 2/15/27..........................      277,416
        200,000 Daimler Chrysler Na. Holdings, 8.50% due 1/18/31...........      205,839
        200,000 Eagle Geophysical, Inc., 10.75% due 7/15/08* (c)...........            0
        300,000 Exide Corp., 10.00% due 4/15/05............................      232,500
        200,000 Fairchild Semiconductor, 10.125% due 3/15/07...............      189,000
        450,000 FM 1993A Corp., 9.75% due 11/1/03..........................      452,250
         90,000 French Fragrance, Inc., 11.75% due 2/1/11 (b)..............       94,950
        1 0,000 French Fragrance, Inc., 10.375% due 5/15/07................        9,875
        300,000 Frontier Oil Corp., 9.125% due 2/15/06.....................      285,750
          5,000 Frontier Oil Corp., 11.75% due 11/15/09....................        5,238
        135,000 Giant Industries, 9.75% due 11/15/03.......................      133,650
        250,000 HS Resources, 9.875% due 12/1/03...........................      255,000
        135,000 HMH Properties, Inc., 8.45% due 12/1/08....................      132,975
        375,000 Host Marriott LP, 9.25% due 10/1/07........................      383,437
        220,000 ICO, Inc., 10.375% due 6/1/07..............................      221,100
        300,000 Interface, Inc., 7.30% due 4/1/08..........................      279,750
         25,000 K Mart Corp. 9.78% due 1/5/20..............................       23,722
         25,000 Kaiser Aluminum & Chemical, 12.75% due 2/1/03..............       20,750
        150,000 Luigino's, Inc., 10.00% due 2/1/06.........................      126,750
         35,000 Mandalay Resort Group, 10.25% due 8/1/07...................       36,225
        165,000 Mandalay Resort Group, 7.625% due 7/15/13..................      136,125
        345,000 Mastec, Inc., 7.75% due 2/1/08.............................      332,063
         25,000 McDermott, Inc., 9.375% due 3/15/02........................       22,862
        200,000 MGM Mirage, 8.375% due 2/1/11..............................      202,000

See Accompanying Notes to Financial Statements.

SHARES  COMPANY                                                 MARKET VALUE
________________________________________________________________________________________

CORPORATE BONDS (continued)
$        60,000 MGM Grand, Inc., 9.75% due 6/1/07..........................$      64,050
        150,000 Nash Finch Co., 8.50% due 5/1/08...........................      135,750
         25,000 Nortek, Inc., 9.875% due 3/1/04............................       25,250
         25,000 Nuevo Energy Co., 9.50% due 6/1/08.........................       24,750
        350,000 Park Place Entertainment, 8.875% due 9/15/08...............      357,875
        330,000 Pilgrim's Pride Corp., 10.875% due 8/1/03..................      334,125
        155,000 Plains Resources, Inc., 10.25% due 3/15/06.................      157,325
        470,000 Rogers Communications, Inc., 8.875% due 7/15/07............      479,400
         50,000 Rogers Communications, Inc., 9.125% due 1/15/06............       51,125
        150,000 Royal Caribbean Cruises, 7.50% due 10/15/27................      123,764
         75,000 Specialty Retailers, 9.00% due 7/15/07 (c).................        1,031
        400,000 Station Casinos, Inc., 9.75% due 4/15/07...................      412,000
        175,000 Telecommunications Techniques Co., 9.75% due 5/15/08.......      144,375
         50,000 Terra Industries, 10.50% due 6/15/05.......................       41,625
         25,000 Triton Energy Ltd. Corp., 9.25% due 4/15/05................       26,250
        520,000 United Refining Co., 10.75% due 6/15/07....................      346,450
        250,000 Wal-Mart Stores, 8.75% due 12/29/06........................      250,882
        450,000 Warner Chilcott, Inc., 12.625% due 2/15/08 (b).............      485,437
        200,000 Williams Communications Group, Inc., 10.875% due 10/1/09...      147,000
         75,000 Winn-Dixie Stores, Inc., 8.875% due 4/1/08.................       75,656
        350,000 Wiser Oil Co., 9.50% due 5/15/07...........................      299,250

TOTAL CORPORATE BONDS..................................................   9,682,488
(COST $9,791,330)

CONVERTIBLE CORPORATE BONDS - 3.74%
        300,000 Adaptec, Inc., 4.75% due 2/1/04............................      247,500
        361,000 Conexant Systems, Inc., 4.00% due 2/1/07...................      193,586
        342,000 Exide Corp., 2.90% due 12/15/05............................      150,480
      1,240,000 HMT Technology Corp., 5.75% due 1/15/04....................      272,800
         35,000 Intevac, Inc., 6.50% due 3/1/04............................       18,244
        340,000 Intevac, Inc., 6.50% due 3/1/04............................      177,225
         50,000 Lomak Petroleum, Inc., 6.00% due 2/1/07....................       37,750

See Accompanying Notes to Financial Statements.

AFBA 5STAR BALANCED FUND (continued)

SCHEDULE OF INVESTMENTS
March 31, 2001

SHARES  COMPANY                                                 MARKET VALUE
________________________________________________________________________________________

CONVERTIBLE CORPORATE BONDS (continued)
$        10,000 Moran Energy, Inc., 8.75% due 1/15/08......................$       9,450
         10,000 OHM Corp., 8.00% due 10/1/06...............................        8,962
            604 Phillips Services Corp., 6.00% due 4/15/10.................            0
         22,178 Phillips Services Corp., 3.00% due 4/15/20.................            0
        125,000 Sunrise Assisted Living, Inc., 5.50% due 6/15/02...........      116,719
        250,000 Western Digital Corp., 8.53% due 2/18/18 (d)...............       75,625

TOTAL CONVERTIBLE CORPORATE BONDS.....................................  1,308,341
(COST $1,387,608)

TOTAL INVESTMENTS - 98.77%............................................  34,523,265
(COST $35,537,546)

Other assets less liabilities - 1.23%......................................      429,750

TOTAL NET ASSETS - 100.00%............................................$ 34,953,015

For federal income tax purposes, the identified cost of investments owned at March 31, 2001, was $35,546,402.
Net unrealized depreciation for federal income tax purposes was $1,023,137, which is comprised of unrealized appreciation of $2,398,115 and unrealized depreciation of $3,421,252.

(a) - American Depository Reciept.

(b) - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c) - Security in default.

(d) - Zero-coupon bond.

* - Non-income producing security.

See Accompanying Notes to Financial Statements.

AFBA 5STAR EQUITY FUND

SCHEDULE OF INVESTMENTS
March 31, 2001

SHARES  COMPANY                                                 MARKET VALUE
________________________________________________________________________________________

COMMON STOCKS - 97.39%
CAPITAL GOODS - 2.75%
        12,900  Tyco International Ltd.  .................................$      557,667

CONSUMER CYCLICAL - 16.63%
         9,300  Apollo Group, Inc. - Class A*.............................       305,156
        27,600  Barnes & Noble, Inc.*.....................................       659,640
        29,300  Carnival Corp. ...........................................       810,731
         4,700  DeVry, Inc.*..............................................       141,235
         5,700  Elcor Corp. ..............................................        79,686
        20,400  Ethan Allen Interiors, Inc. ..............................       689,112
         8,700  ITT Educational Services, Inc.*...........................       235,770
        40,400  ServiceMaster (The) Co. ..................................       453,692

                                                                              3,375,022

CONSUMER STAPLES - 5.35%
        15,100  McDonald's Corp...........................................       400,905
        15,600  PepsiCo, Inc. ............................................       685,620

                                                                             1,086,525

FINANCIAL - 17.13%
        16,400  American Express Co.......................................       677,320
        12,700  FleetBoston Financial Corp. ..............................       479,425
         9,300  Morgan Stanley Dean Witter & Co...........................       497,550
         8,500  Northern Trust Corp. .....................................       531,250
        10,700  PNC Financial Services Group..............................       724,925
         9,600  Wilmington Trust Corp. ...................................       567,169

                                                                              3,477,639

HEALTH CARE - 12.46%
        17,100  Abbott Laboratories ......................................       806,949
         5,500  Johnson & Johnson ........................................       481,085
         9,800  Merck & Co., Inc. ........................................       743,820
        13,600  Schering-Plough Corp. ....................................       496,808

                                                                              2,528,662

TECHNOLOGY - 32.61%
        26,800  Altera Corp.*.............................................       574,525
        13,000  Analog Devices, Inc.*.....................................       471,120
        14,000  Applied Materials, Inc.*..................................       609,000
        49,600  Atmel Corp.*  ............................................       486,700
        20,800  Cisco Systems, Inc.* .....................................       328,900
        19,100  Diebold, Inc. ............................................       524,486

See Accompanying Notes to Financial Statements.

AFBA 5STAR EQUITY FUND (continued)

SCHEDULE OF INVESTMENTS
March 31, 2001

SHARES  COMPANY                                                 MARKET VALUE
________________________________________________________________________________________

COMMON STOCKS - (continued)
        59,300  Ericsson AB (a)............................................$     331,709
        10,800  Microsoft Corp.*...........................................      590,625
        20,100  Nokia Oyj Corp. (a)........................................      482,400
        16,600  SanDisk Corp.*.............................................      338,225
        14,200  Scientific-Atlanta, Inc....................................      590,578
        17,700  SunGard Data Systems, Inc.*................................      871,371
        18,100  Wind River Systems, Inc.*..................................      420,825

                                                                              6,620,464
TRANSPORTATION - SERVICES - 7.23%
        16,500  FedEx Corp.*...............................................      687,720
        43,950  Southwest Airlines Co......................................      780,113

                                                                              1,467,833
UTILITIES - 3.23%
        11,300 Enron Corp.................................................     656,530

TOTAL COMMON STOCKS..................................................... 19,770,342
(COST $19,719,656)

MONEY MARKET FUND - 2.46%
        498,429 PNC Bank Money Market......................................      498,429

TOTAL MONEY MARKET FUND................................................     498,429
(COST $498,429)

TOTAL INVESTMENTS - 99.85%............................................. 20,268,771
(COST $20,218,085)

Other assets less liabilities 0.15%........................................       30,678

TOTAL NET ASSETS - 100.00%.............................................$20,299,449

For federal income tax purposes, the identified cost of investments owned at March 31, 2001 was $20,218,085.
Net unrealized appreciation for federal income tax purposes was $50,686, which is comprised of unrealized appreciation of $1,770,990 and unrealized depreciation of $1,720,304.

* Non-income producing security.
(a) American Depository Receipt.

See Accompanying Notes to Financial Statements.

AFBA 5STAR HIGH YIELD FUND

SCHEDULE OF INVESTMENTS
March 31, 2001

SHARES OR
FACE AMOUNT                                                     MARKET VALUE
________________________________________________________________________________________

COMMON STOCKS - 1.44%
CONSUMER STAPLES - 0.84%

            190 Philip Services Corp.*....................................$           641
          6,325 Purina Mills, Inc.........................................         69,575
70,216

ENERGY - 0.60%

         11,524 Southern Mineral Corp.....................................         50,129

TOTAL COMMON STOCKS....................................................       120,345
(COST $96,914)

CONVERTIBLE PREFERRED STOCKS - 9.61%
         10,000 Bethlehem Steel Corp......................................        177,500
          1,370 Eagle GeoPhysical, Inc.*..................................              0
         10,000 Fleetwood Capital Trust...................................        162,500
         10,000 ICO Holdings, Inc.........................................        195,938
          4,250 K-Mart Financing, Inc.....................................        173,825
          3,300 TXI Capital Trust, Inc....................................         94,215

TOTAL CONVERTIBLE PREFERRED STOCKS...................................       803,978
(COST $937,096)

CORPORATE BONDS - 67.63%
$       150,000 Adelphia Communications, 9.875% due 10/1/07................       151,125
        200,000 Argosy Gaming Co., 10.75% due 6/1/09.......................       216,000
         75,000 Bio-Rad Laboratories, Inc., 11.625% due 2/15/07............        81,375
        150,000 Callon Petroleum Co., 10.125% due 9/15/02..................       146,625
         15,000 Callon Petroleum Co., 10.25% due 9/15/04...................        14,625
        100,000 Charter Communications Holdings, 11.125% due 1/15/11 (a)...       107,250
         50,000 Cliffs Drilling Corp., 10.25% due 5/15/03..................        51,688
        145,000 Cliffs Drilling Corp., 10.25% due 5/15/03..................       149,894
         75,000 CMS Energy Corp., 8.50% due 4/15/11........................        74,766
         50,000 CODA Energy Corp., 10.50% due 4/1/06.......................        50,313
        150,000 Cummins Engine, 6.75% due 2/15/27..........................       138,708
        175,000 Daimler Chrysler Na. Holdings, 8.50% due 1/18/31...........       180,109
        175,000 Eagle Geophysical, Inc., 10.75% due 7/15/08* (b)...........             0
        200,000 Fairchild Semiconductor, 10.125% due 3/15/07...............       189,000
        150,000 FM 1993A Corp., 9.75% due 11/1/03..........................       150,750
         50,000 French Fragrance Inc., 11.75% due 2/1/11 (a)...............        52,750
        200,000 Frontier Oil Corp., 9.125% due 2/15/06.....................       190,500
        170,000 Giant Industries, 9.75% due 11/15/03.......................       168,300
        180,000 HS Resources, 9.875% due 12/1/03...........................       183,600

See Accompanying Notes to Financial Statements.

AFBA 5STAR HIGH YIELD FUND (continued)

SCHEDULE OF INVESTMENTS
March 31, 2001

FACE AMOUNT                                                    MARKET VALUE
________________________________________________________________________________________

CORPORATE BONDS (continued)
$        25,000 HMH Properties, Inc., 8.45% due 12/1/08...................$       24,625
        125,000 Host Marriott LP, 9.25% due 10/1/07.......................       127,813
        100,000 ICO, Inc., 10.375% due 6/1/07.............................       100,500
        125,000 Interface, Inc., 7.30% due 4/1/08.........................       116,563
         44,000 K Mart Corp. 9.78% due 1/5/20.............................        41,751
         25,000 K Mart Corp., 9.35% due 1/2/20............................        19,538
          6,000 K Mart Corp., 9.375% due 2/1/06...........................         6,053
         90,000 Kaiser Aluminum & Chemical, 12.75% due 2/1/03............         74,700
         84,000 King Pharmaceutical Inc. Guarantee, 10.75%, 2/15/09.......        90,090
        140,000 Luigino's, Inc., 10.00% due 2/1/06........................       118,300
         50,000 Mandalay Resort Group, 10.25% due 8/1/07..................        51,750
        100,000 Mandalay Resort Group, 7.625% due 7/15/13.................        82,500
        150,000 Mastec, Inc., 7.75% due 2/1/08............................       144,375
        100,000 McDermott, Inc., 9.375% due 3/15/02.......................        91,448
         50,000 MGM Grand, Inc., 9.75% due 6/1/07.........................        53,375
        100,000 MGM Mirage, 8.375% due 2/1/11.............................       101,000
         50,000 Motorola Inc., 7.625%, 11/15/10...........................        49,374
         50,000 Nash Finch Co., 8.50% due 5/1/08..........................        45,250
         85,000 Nortek, Inc., 9.875% due 3/1/04...........................        85,850
         50,000 Nuevo Energy Co., 9.50% due 6/1/08........................        49,500
         75,000 Park Place Entertainment, 8.875% due 9/15/08..............        76,687
         50,000 Phillips Van-Heusen, 7.75% due 11/15/23...................        42,750
        220,000 Pilgrim's Pride Corp., 10.875% due 8/1/03.................       222,750
        200,000 Plains Resources, Inc., 10.25% due 3/15/06................       203,000
         50,000 Pulte Corp., 8.125% due 3/1/11............................        50,544
        100,000 Purina Mills, Inc., 9.00% due 3/15/10* (b)................             0
        125,000 Rogers Communications, Inc., 8.875% due 7/15/07...........       127,500
         50,000 Rogers Communications, Inc., 9.125% due 1/15/06...........        51,125
        175,000 Royal Caribbean Cruises, 7.50% due 10/15/27...............       144,391
        125,000 Specialty Retailers, 9.00% due 7/15/07 (b)................         1,719
         10,000 Station Casinos, Inc., 9.75% due 4/15/07..................        10,300
         50,000 Station Casinos, Inc., 8.375% due 2/15/08.................        50,437
         50,000 Terra Industries, 10.50% due 6/15/05......................        41,625
        100,000 Triton Energy Ltd. Corp., 9.25% due 4/15/05...............       105,000
        225,000 United Refining Co., 10.75% due 6/15/07...................       149,906
        250,000 Warner Chilcott, Inc., 12.625% due 2/15/08 (a)............       269,687
        100,000 Williams Communications Group, Inc., 11.875% due 8/01/10..        77,500
         50,000 Williams Communications Group, Inc., 11.70% due 8/1/08....        39,250
         75,000 Winn-Dixie Stores, Inc., 8.875% due 4/1/08................        75,656
        175,000 Wiser Oil Co., 9.50% due 5/15/07..........................       149,625

TOTAL CORPORATE BONDS..................................................    5,661,185
(COST $5,713,124)

SHARES OR
FACE AMOUNT                                                     MARKET VALUE
________________________________________________________________________________________

CONVERTIBLE CORPORATE BONDS - 18.57%
$       150,000 Adaptec, Inc., 4.75% due 2/1/04...........................$      123,750
        100,000 Analog Devices, Inc., 4.75% due 10/1/05...................        88,750
        100,000 Analog Devices, Inc., 4.75% due 10/1/05...................        88,750
        350,000 Conexant Systems, Inc., 4.00% due 2/1/07..................       187,687
        150,000 Exide Corp., 2.90% due 12/15/05 (a).......................        66,000
        300,000 HMT Technology Corp., 5.75% due 1/15/04...................        66,000
         85,000 Intevac, Inc., 6.50% due 3/1/04 (a).......................        44,306
        140,000 Intevac, Inc., 6.50% due 3/1/04...........................        72,975
        100,000 Kerr-McGee Corp., 7.50% due 5/15/14.......................        99,875
         50,000 Lomak Petroleum, Inc., 6.00% due 2/1/07...................        37,750
        210,000 Moran Energy, Inc., 8.75% due 1/15/08.....................       198,450
        122,000 OHM Corp., 8.00% due 10/1/06..............................       109,342
            644 Phillips Services Corp., 6.00% due 4/15/10................             0
         22,589 Phillips Services Corp., 3.00% due 4/15/20................             0
        100,000 Sunrise Assisted Living, Inc., 5.50% due 6/15/02..........        93,375
        250,000 Western Digital Corp., 8.53% due 2/18/18 (c)..............        75,625
        200,000 Wind River Systems, Inc., 5.00% due 8/1/02................       201,500

TOTAL CONVERTIBLE CORPORATE BONDS...................................    1,554,135
(COST $1,829,739)

MONEY MARKET FUND - 0.69%
        57,952  PNC Bank Money Market.....................................        57,952

TOTAL MONEY MARKET FUND...............................................        57,952
(COST $57,952)

TOTAL INVESTMENTS - 97.94%............................................    8,197,595
(COST $8,634,825)

Other assets less liabilities - 2.06%.....................................        172,129

TOTAL NET ASSETS - 100.00%...........................................  $ 8,369,724

For federal income tax purposes, the identified cost of investments owned at March 31, 2001, was $8,635,492. Net unrealized depreciation for federal income tax purposes was $437,897, which is comprised of unrealized appreciation of $255,165 and unrealized depreciation of $693,062.

(a) - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b) - Security in default.

(c) - Zero-coupon bond.

* - Non-income producing security.

AFBA 5STAR USA GLOBAL FUND

SCHEDULE OF INVESTMENTS
March 31, 2001

SHARES  COMPANY                                                MARKET VALUE
________________________________________________________________________________________

COMMON STOCKS - 97.77%
BASIC MATERIALS - 2.82%
        22,500  Sigma-Aldrich Corp........................................$   1,077,188

CAPITAL GOODS - 4.40%
        15,400  The Boeing Co.............................................       857,934
        20,000  Teleflex, Inc.............................................       819,000

                                                                             1,676,934

CONSUMER CYCLICAL - 6.86%
        37,300  Interface, Inc. - Class A.................................       256,438
        27,700  Korn/Ferry International*.................................       464,529
        64,700  Lear Corp.*...............................................     1,895,710

                                                                             2,616,677
CONSUMER STAPLES - 15.82%
        22,800  The Coca-Cola Co..........................................     1,029,648
        34,600  The Gillette Co...........................................     1,078,482
        46,200  McDonald's Corp...........................................     1,226,610
        18,000  The Proctor & Gamble Co..................................     1,126,800
        32,600  Wrigley, (Wm.) Jr. Co.....................................     1,572,950

                                                                             6,034,490
FINANCIAL - 8.08%
        53,400  AFLAC, INC................................................     1,470,636
        20,000  American International Group, Inc.........................     1,610,000

                                                                             3,080,636

See Accompanying Notes to Financial Statements.

SHARES  COMPANY                                                MARKET VALUE
________________________________________________________________________________________

COMMON STOCKS - (continued)
HEALTH CARE - 18.57%
         25,300 American Home Products Corp...............................$    1,486,375
         25,900 Bristol-Myers Squibb Co...................................     1,538,460
         16,900 Johnson & Johnson.........................................     1,478,243
         10,300 Pfizer, Inc...............................................       421,785
         61,100 Quintiles Transnational Corp.*............................     1,153,262
         27,500 Schering-Plough Corp......................................     1,004,575

                                                                             7,082,700
TECHNOLOGY - 41.22%
         85,200 Adaptec, Inc.*............................................       738,844
         25,900 Agilent Technologies, Inc.*...............................       795,907
         23,500 Analog Devices, Inc.*.....................................       851,640
         37,315 Applied Materials, Inc.*..................................     1,623,202
         61,900 Cadence Design Systems, Inc.*.............................     1,144,531
         46,300 Cisco Systems, Inc.*......................................       732,119
         35,900 Citrix Systems, Inc.*.....................................       758,387
         40,700 Dallas Semiconductor Corp.................................     1,058,607
         38,100 Intel Corp................................................     1,002,506
        100,600 Intevac, Inc.*............................................       592,597
         29,400 Micron Technology, Inc....................................     1,220,982
         22,000 Microsoft Corp.*..........................................     1,203,125
         33,053 MKS Instruments, Inc.*....................................       618,422
         72,400 Motorola, Inc.............................................     1,032,424
         52,400 National Semiconductor Corp.*.............................     1,401,700
         50,100 Solectron Corp.*..........................................       952,401

                                                                             15,727,394

TOTAL COMMON STOCKS....................................................   37,296,019
(COST  $42,007,240)

See Accompanying Notes to Financial Statements.

AFBA 5STAR USA GLOBAL FUND (continued)

SCHEDULE OF INVESTMENTS
March 31, 2001

SHARES  COMPANY                                                MARKET VALUE
________________________________________________________________________________________

MONEY MARKET FUND - 2.27%
        866,745 PNC Bank Money Market.....................................$      866,745

TOTAL MONEY MARKET FUND...............................................      866,745
(COST  $866,745)

TOTAL INVESTMENTS  -  100.04%......................................... 38,162,764
(COST $42,873,985)

Liabilities less other assets - (0.04%)...................................      (17,591)

TOTAL NET ASSETS - 100.00%                                      $38,145,173

For federal income tax purposes, the identified cost of investments owned at March 31, 2001 was $42,873,985.

Net unrealized depreciation for federal income tax purposes was $4,711,221, which is comprised of unrealized appreciation of $1,564,617 and unrealized depreciation of $6,275,838.

* Non-income producing security.

See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2001
                                                   BALANCED      EQUITY       HIGH YIELD    USA GLOBAL
                                                   FUND          FUND         FUND          FUND
_______________________________________________________________________________________________________

ASSETS:
Investments at value                               $34,523,265   $20,268,771  $8,197,595    $38,162,764

Receivables:
   Investments securities sold                         278,681        27,859     127,534            ---
   Dividends                                            34,108        16,661       6,487          7,000
   Interest                                            273,201         2,348     155,035          5,110
   Capital shares sold                                   2,450         3,469         100         10,330
   Prepaid expenses and other assets                     3,883         2,343         804          4,511

      Total assets                                  35,115,588    20,321,451   8,487,555     38,189,715

LIABILITIES:
 Payables:
    Investment securities purchased                    124,258           ---     110,108            ---
    Capital shares redeemed                              1,193         1,457         ---          2,759
    Management fees                                     30,034        17,881       6,908         33,659
    Registration fees                                    7,088         2,664         815          8,124

       Total liabilities                               162,573        22,002     117,831         44,542

NET ASSETS                                $34,953,015 $20,299,449 $8,369,724 $38,145,173

NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)       $36,275,576   $20,435,267  $8,964,228    $42,965,360
 Undistributed net investment income                    31,231           ---      30,379            ---
 Accumulated net realized loss
      from investment transactions                    (339,511)     (186,504)   (187,653)      (108,966)
 Net unrealized appreciation (depreciation)
      from investment transactions                  (1,014,281)       50,686    (437,230)    (4,711,221)

NET ASSETS APPLICABLE TO
      OUTSTANDING SHARES                  $34,953,015 $20,299,449 $8,369,724 $38,145,173
Investments at cost                                $35,537,546   $20,218,085  $8,634,825    $42,873,985

Capital shares, $1.00 par value:
Authorized                                          10,000,000    10,000,000  10,000,000     10,000,000

Outstanding                                          3,204,562     1,590,353     949,597      2,915,631

NET ASSET VALUE PER SHARE                     $10.91      $12.76      $8.81       $13.08

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

Year Ended March 31, 2001
                                                   BALANCED      EQUITY       HIGH YIELD    USA GLOBAL
                                                   FUND          FUND         FUND          FUND
_______________________________________________________________________________________________________

INVESTMENT INCOME:

   Dividends                                       $235,113     $174,243        $88,445        $173,686
   Interest                                         760,883       33,783        678,889          87,551
   Foreign taxes withheld                               ---       (1,096)           ---             ---

                                                    995,996      206,930        767,334         261,237

EXPENSES:

   Management fees                                  194,149      172,088         65,865         264,485
   Registration fees                                 19,427       15,073         12,791          20,747
   Insurance fees                                       406          245             84             471
      Total expenses before reimbursement           213,982      187,406         78,740         285,703
      Less: expense reimbursement                    (7,435)      (5,395)        (8,644)         (4,280)
      Net expenses                                  206,547      182,011         70,096         281,423
      Net investment income (loss)                  789,449       24,919        697,238         (20,186)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:

   Net realized gain (loss) from
      investment transactions                      (321,386)     251,423       (186,986)        (18,779)
   Net unrealized appreciation (depreciation)
      during the period on investments           (1,217,377)  (2,864,625)       403,421      (7,729,181)
      Net gain (loss) on investments             (1,538,763)  (2,613,202)       216,435      (7,747,960)

      Net increase (decrease) in net assets
         resulting from operations                ($749,314) ($2,588,283)      $913,673     ($7,768,146)

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For The Years Ended March 31, 2001 and 2000

                                                                               BALANCED FUND

                                                                          2001              2000
_______________________________________________________________________________________________________

OPERATIONS:
   Net investment income                                              $  789,449        $  252,592
   Net realized gain (loss) from investment transactions                (321,386)          334,307
   Net unrealized appreciation (depreciation) on investments          (1,217,377)          534,088
     Net increase (decrease) in net assets resulting from operations    (749,314)        1,120,987

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                (725,510)         (257,872)
   Net realized gain from investment transactions                       (373,928)          (19,074)
   Return of capital                                                         ---               ---
     Total distributions to shareholders                              (1,099,438)         (276,946)

CAPITAL SHARE TRANSACTIONS:*
   Shares sold                                                        27,594,891         3,336,887
   Reinvested distributions                                            1,097,950           273,992
                                                                      28,692,841         3,610,879
   Shares repurchased                                                   (339,693)       (1,343,491)
      Net increase from capital share transactions                    28,353,148         2,267,388
      Net increase in net assets                                      26,504,396         3,111,429

NET ASSETS:
   Beginning of year                                                   8,448,619         5,337,190
   End of year                                                       $34,953,015        $8,448,619
   Undistributed net investment income at end of year                    $31,231           $16,315

*Fund share transactions:
   Shares sold                                                         2,398,816           316,314
   Reinvested distributions                                              100,058            25,976
                                                                       2,498,874           342,290
   Shares repurchased                                                    (29,738)         (129,175)
      Net increase in fund shares                                      2,469,136           213,115

STATEMENTS OF CHANGES IN NET ASSETS (continued)
For The Years Ended March 31, 2001 and 2000

                                                                                EQUITY FUND

                                                                          2001              2000
_______________________________________________________________________________________________________

OPERATIONS:
   Net investment income                                              $  24,919          $  13,800
   Net realized gain (loss) from investment transactions                251,423            459,123
   Net unrealized appreciation (depreciation) on investments         (2,864,625)         2,161,418
     Net increase (decrease) in net assets resulting from operations (2,588,283)         2,634,341

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                (24,919)           (21,830)
   Net realized gain from investment transactions                      (434,500)               ---
   Return of capital                                                   (384,277)               ---
     Total distributions to shareholders                               (843,696)           (21,830)

CAPITAL SHARE TRANSACTIONS:*
   Shares sold                                                        10,341,631         3,886,088
   Reinvested distributions                                              840,543            21,723
                                                                      11,182,174         3,907,811
   Shares repurchased                                                   (525,836)         (767,413)
      Net increase from capital share transactions                    10,656,338         3,140,398
      Net increase in net assets                                       7,224,359         5,752,909

NET ASSETS:
   Beginning of year                                                 13,075,090          7,322,181
   End of year                                                      $20,299,449        $13,075,090
   Undistributed net investment income at end of year                       ---                ---

*Fund share transactions:
   Shares sold                                                          682,137           309,972
   Reinvested distributions                                              58,574             1,776
                                                                        740,711           311,748
   Shares repurchased                                                   (36,321)          (60,177)
      Net increase in fund shares                                       704,390           251,571
See Accompanying Notes to Fianancial Statements.

                      HIGH YIELD FUND                              USA GLOBAL FUND

                  2001              2000                       2001              2000
_______________________________________________________________________________________________________

               $697,238          $428,039                   ($20,186)            $2,962
               (186,986)          127,117                    (18,779)         1,639,549
                403,421          (386,909)                (7,729,181)         2,558,228
                913,673           168,247                 (7,768,146)         4,200,739

               (700,496)         (408,599)                    (1,040)           (15,043)
               (127,531)              ---                 (1,478,954)               ---
                     ---              ---                   (161,497)               ---
               (828,027)         (408,599)                (1,641,491)           (15,043)

              2,601,223         1,448,835                 31,737,067          5,280,939
                818,785           403,565                  1,636,032             14,959
              3,420,008         1,852,400                 33,373,099          5,295,898
               (161,166)         (578,709)                  (869,605)          (264,457)
              3,258,842         1,273,691                 32,503,494          5,031,441
              3,344,488         1,033,339                 23,093,857          9,217,137

              5,025,236         3,991,897                 15,051,316          5,834,179
             $8,369,724        $5,025,236                $38,145,173        $15,051,316
                $30,379           $35,687                  $     ---             $1,040

                297,021           156,684                  1,968,869            382,916
                 94,809            45,484                    113,142              1,199
                391,830           202,168                  2,082,011            384,115
                (18,585)          (63,573)                   (57,018)           (20,839)
                373,245           138,595                  2,024,993            363,276

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The AFBA 5Star Fund, Inc. (the Fund), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with the following series: AFBA 5Star Balanced Fund, AFBA 5Star Equity Fund, AFBA 5Star High Yield Fund and AFBA 5Star USA Global Fund. Each series, in effect, represents a separate fund. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based on the net asset value of each series. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Investment Valuation - Corporate stocks, bonds and options traded on a national securities exchange or national market are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the closing bid and asked price is used.

Securities traded over-the-counter are priced using the mean between the latest bid and asked price. Securities not currently traded are valued at fair value as determined in good faith by the Board of Directors. Securities with maturities of 60 days or less when acquired or subsequently within 60 days of maturity are valued at amortized cost, which approximates market value.

B. Federal and State Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of their net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

Capital losses incurred within the Fund's fiscal year but after October 31, are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer capital losses as follows:

                                        Capital
                                    Loss Deferred

Balanced Fund                          $265,559
Equity Fund                             186,504
High Yield Fund                          38,387
USA Global Fund                         108,966

For federal income tax purposes, the following Funds have capital loss carry-forwards:

Date of Expiration:       Balanced Fund       High Yield Fund
2009                           $  65,097              $  148,599

C. Options - In order to produce incremental earnings and protect gains, the Fund may write covered call options on portfolio securities. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Fund and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. There were no outstanding covered call options or transactions in call options written as of March 31, 2001.

D. Expense Limitation - Jones & Babson, Inc., the previous underwriter and distributor of the Fund, voluntarily agreed to pay certain expenses of the Fund in order to ensure that annual operating expenses of a Fund would not exceed 1.08% of its average daily net assets. Jones & Babson, Inc. could be reimbursed by the Fund for such expenses within the Fund's current fiscal year if such reimbursement would not cause a Fund's expenses to exceed the expense limitation percentage noted above. For the period April 1, 2000 through December 31, 2000, the Funds did not reimburse Jones & Babson, Inc. for such expenses. At a meeting held on December 7, 2000, the Fund's Board of Directors approved the selection of PFPC, Inc. (PFPC), a wholly owned subsidiary of PNC Financial Services Group, to provide administrative, fund accounting, custodial, transfer and dividend disbursing agent services for the Funds. Effective January 1, 2001, PFPC became the fund accounting and administrative agent, and effective February 24, 2001, PFPC became custodian and transfer and dividend disbursing agent for the Funds. Beginning January 1, 2001, AFBA Investment Management Company has voluntarily agreed to pay certain expenses of the Fund to maintain the total annual operating expenses of a Fund at a maximum 1.08% of its average daily net assets. AFBA Investment Management Company may be reimbursed by the Fund for such expenses within the Fund's current fiscal year if such reimbursement does not cause a Fund's expenses to exceed the expense limitation percentage noted above. For the period January 1, 2001 through March 31, 2001, no such expenses were paid by AFBA Investment Management Company.

E. Investment Transactions and Investment Income Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis and includes accretion of market discounts. For the year ended March 31, 2001, premiums on debt securities were not amortized. Effective April 1, 2001, interest income recognized on the accrual basis will include accretion of market discount and amortization of premium on debt securities. While the impact of this change in accounting has not yet been quantified, there will be no impact to any of the Funds' net asset values or net asset values per share. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

F. Dividends and Distribution to Shareholders Dividends from the High Yield and Balanced Funds' net investment income, if any, are declared and paid quarterly. Dividends from the Equity and USA Global Funds' net investment income, if any, are declared and paid semi-annually. Net realized gains on portfolio securities, if any, are distributed at least annually by each Fund. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

As of March 31, 2001, the following reclassifications have been made to increase such accounts with offsetting adjustments made to paid-in-capital:

                                     Accumulated     Accumulated
                                     Undistributed   Net Realized
                                     Net Investment  Gain on
                                     Income          Investments

Equity Fund                          $10,530         $373,747
USA Global Fund                       25,869          135,628

G. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2. Investment Management and Administration Agreements - Management fees were paid to AFBA Investment Management Company at the rate of 1% per annum of the average daily net asset values of the Fund for services which include administration, and all other operating expenses of the Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on the Fund and its shares and the cost of registering the Funds' shares for sale in any jurisdiction. AFBA Investment Management Company employs at its own expense Kornitzer Capital Management, Inc (KCM). to assist in the investment counseling function for the Funds. AFBA Investment Management Company pays KCM a fee of one third of one percent (0.33%) of average net assets for this service. For the year ended March 31, 2001, KCM received $64,069, $56,789, $21,735 and $87,280 for the Balanced, Equity, High Yield and USA Global Funds, respectively. Certain officers and directors of the Funds are also officers and directors of AFBA 5Star Investment Management Company.

3. Investment Transactions:

Investment transactions for the year ended March 31, 2001 (excluding maturities of short-term commercial notes and repurchase agreements) were as follows:

Balanced Fund
Purchases....................$  33,401,173
Proceeds from sales..........    5,710,264

Equity Fund
Purchases....................$  14,725,253
Proceeds from sales..........    5,016,410

High Yield Fund
Purchases....................$   5,550,717
Proceeds from sales..........    2,335,436

USA Global Fund
Purchases....................$  35,449,058
Proceeds from sales..........    3,804,522

4. Change in Independent Accountant:

On December 7, 2000, the Board of Directors of the Fund elected PricewaterhouseCoopers LLP as the independent accountants for the Fund for the year ending March 31, 2001, replacing Ernst & Young LLP. The Audit Committee did not take any separate action in this matter.

Ernst & Young LLP's reports on the Company's financial statements for the years ended March 31, 2000 and 1999 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified for modified as to uncertainty, audit scope or accounting principles.

During the years ended March 31, 2000 and 1999, and though December 7, 2000, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements for such years.

5. Federal Income Tax Information (Unaudited):

During the year ended March 31, 2001, the following Funds declared long-term capital gain distributions in the following amount:

Balanced Fund........................$    166,231
Equity Fund..........................     135,834
Global Fund..........................   1,194,660
High Yield Fund......................      83,083

6. Report of Shareholders Meeting (Unaudited):

The Fund held the Annual meeting of Shareholders on March 26, 2001. The one matter voted upon by Shareholders and the resulting votes were as follows:

Approval of a new advisory agreement between AFBA Investment Management Company (the Adviser) and the Fund on behalf of each Fund:

                             Voting Results*
                                Against/
                     For       Withheld     Abstained
Balanced Fund      3,054          -            -
Equity Fund        1,274          -            -
Global Fund        2,557          -            -
High Yield Fund      826          -            -

*In thousands of shares

FINANCIAL HIGHLIGHTS

                                                              BALANCED FUND

                                                                                 FOR THE PERIOD
                                                                                 FROM JUNE 3, 1997
Condensed data for a share of capital stock                                      (INCEPTION) TO
outstanding throughout the period                 YEARS ENDED MARCH 31,          MARCH 31,1998

                                            2001    2000Y    1999Y    1998Y

Net asset value, beginning of period              $11.49    $10.22     $11.39    $10.01

   Income from investment operations:
     Net investment income                          0.34      0.41       0.42      0.25
     Net (losses) gains on securities
        (both realized and unrealized)             (0.45)     1.32      (1.17)     1.40

   Total from investment operations                (0.11)     1.73      (0.75)     1.65

   Less distributions:
     Dividends from net investment income          (0.35)    (0.43)     (0.40)    (0.23)
     Distributions from capital gains.             (0.12)    (0.03)     (0.02)    (0.04)
     Return of capital                               ---       ---        ---       ---

   Total distributions.                            (0.47)    (0.46)     (0.42)    (0.27)

Net asset value, end of period                    $10.91    $11.49     $10.22    $11.39

Total return*                                      (0.98%)   17.39%     (6.53%)   16.64%

Ratios/Supplemental Data:

Net assets, end of period (in millions)          $   35     $    8     $   5     $    2
Ratio of expenses to average net assets**          1.06%      .08%       .08%      1.08%
Ratio of net investment income
   to average net assets**                         4.05%     4.01%      4.76%      4.06%
Ratio of expenses to average net assets
   before voluntary expense reimbursement**        1.10%     1.19%      1.33%      1.10%
Ratio of net income to average net assets
   before voluntary expense reimbursement**        4.01%     3.90%      4.51%      4.04%
Portfolio turnover rate                              28%       44%        53%        57%

Y Per share percentage and dollar amounts for the three periods ended March 31, 2000 were audited by other independent accountants.

*Total return not annualized for periods less than one full year.

**Annualized for periods less than one full year.

See Accompanying Notes to Financial Statements.

                         EQUITY FUND                          HIGH YIELD FUND

                                     FOR THE PERIOD                               FOR THE PERIOD
                                     FROM JUNE 3, 1997                            FROM JUNE 3, 1997
                                     (INCEPTION) TO                               (INCEPTION) TO
          YEARS ENDED MARCH 31,      MARCH 31,1998     YEARS ENDED MARCH 31,      MARCH 31,1998

      2001    2000Y    1999Y    1998Y       2001    2000Y    1999Y    1998Y

      $14.76    $11.54    $11.77    $10.01         $8.72      $9.12    $10.62    $10.01

        0.03      0.02      0.05      0.06          0.84       0.80      0.60      0.34

       (1.43)     3.23     (0.22)     1.81          0.27      (0.42)    (1.49)     0.59

       (1.40)     3.25     (0.17)     1.87          1.11       0.38     (0.89)     0.93

       (0.02)    (0.03)    (0.06)    (0.05)        (0.87)     (0.78)    (0.58)    (0.32)
       (0.31)      ---       ---     (0.06)        (0.15)       ---     (0.03)      ---
       (0.27)      ---       ---       ---           ---        ---       ---       ---

       (0.60)    (0.03)    (0.06)    (0.11)        (1.02)     (0.78)    (0.61)    (0.32)

      $12.76    $14.76    $11.54     $11.77        $8.81      $8.72     $9.12    $10.62

       (9.97%)   28.22%   (1.43%)     18.81%       13.49%      4.28%    (8.45%)    9.37%

      $   20    $   13    $   7      $    4       $    8     $    5    $    4    $    1
        1.06%     1.08%    1.08%       1.04%        1.06%      1.08%     1.08%     1.08%

        0.14%     0.15%    0.61%       0.94%       10.55%      9.27%     7.47%     5.51%

        1.09%     1.13%    1.23%        ---         1.19%      1.26%     1.46%     1.11%

        0.11%     0.10%    0.46%        ---        10.42%      9.09%     7.09%     5.48%
          29%       31%      64%         76%          36%        34%       11%       31%

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

                                                              USA GLOBAL FUND

                                                                                 FOR THE PERIOD
                                                                                 FROM JUNE 3, 1997
Condensed data for a share of capital stock                                      (INCEPTION) TO
outstanding throughout the period                 YEARS ENDED MARCH 31,          MARCH 31,1998

                                            2001    2000Y    1999Y    1998Y

Net asset value, beginning of period             $ 16.90   $ 11.06    $ 11.17   $ 10.01

   Income from investment operations:
     Net investment income                          0.01      0.01       0.05      0.07
     Net (losses) gains on securities
        (both realized and unrealized)            (3.22)      5.86      (0.11)     1.14

     Total from investment operations             (3.21)      5.87      (0.06)     1.21

   Less distributions:
     Dividends from net investment income           ---      (0.03)     (0.05)    (0.05)
     Distributions from capital gains.            (0.55)       ---        ---       ---
     Return of capital                            (0.06)       ---        ---       ---

  Total distributions.                            (0.61)     (0.03)     (0.05)    (0.05)

Net asset value, end of period                  $ 13.08    $ 16.90    $ 11.06   $ 11.17

Total return*                                    (19.34%)    53.11%     (0.52%)   12.16%

Ratios/Supplemental Data:

Net assets, end of period (in millions)         $    38    $    15    $     6   $     3
Ratio of expenses to average net assets**          1.06%      1.08%      1.08%     1.04%
Ratio of net investment income to
   average net assets**                           (0.08%)     0.03%      0.67%     1.07%
Ratio of expenses to average net assets
   before voluntary expense reimbursement**        1.07%      1.13%      1.30%      ---
Ratio of net income (loss) to
   average net assets before
   voluntary expense reimbursement**              (0.09%)    (0.02%)     0.45%      ---
Portfolio turnover rate                              14%        36%        19%       42%

Y Per share percentage and dollar amounts for the three periods ended March 31, 2000 were audited by other independent accountants.

*Total return not annualized for periods less than one full year.

**Annualized for periods less than one full year

See Accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

To the Directors of AFBA 5Star Fund, Inc. and Shareholders of the
AFBA 5Star Balanced Fund, AFBA 5Star Equity Fund, AFBA 5Star High Yield
Fund and the AFBA 5Star USA Global Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AFBA 5Star Balanced
Fund, AFBA 5Star Equity Fund, AFBA 5Star High Yield Fund and the AFBA 5Star
USA Global Fund (all the funds comprising the AFBA 5Star Fund, Inc., hereafter referred to as the Funds) at March 31, 2001, the results of each of their operations, changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.  The statements of operations for the year ended March 31, 2000 and the financial highlights for the two years in the period then ended and for the period June 3, 1997 (inception)
to March 31, 1998 were audited by other auditors, whose report dated April
28, 2000 expressed an unqualified opinion on those statements.  These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit.
 We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
 An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

May 10, 2001

This report is not authorized for distribution unless preceded or accompanied by a current prospectus for the AFBA 5Star Funds. Distributor:
PFPC Distributors, Inc., 3200 Horizon Drive, King of Prussia, PA 19406.